SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


   Pennsylvania                       0-27102                  23-2694937
   ------------                       -------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
-----------------------------------------------                ----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 13, 2006, eGames, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

The following document is filed as an exhibit to this report.

99.1   Press Release dated February 13, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By:/s/ Thomas W. Murphy
                                           --------------------------------
                                           Thomas W. Murphy, Vice President
                                           and Chief Financial Officer
Dated: February 14, 2006

                                                                  EXHIBIT 99.1


          eGames Announces Second Quarter Fiscal 2006 Financial Results


LANGHORNE, Pa., - February 13, 2006 (PRIMEZONE) - eGames, Inc. (OTCBB: EGAM), a publisher of consumer entertainment PC software games, today announced financial results for the three and six months ended December 31, 2005.

Three Months ended December 31, 2005:
-------------------------------------
Net sales decreased by $759,000, or 40%, to $1,154,000, for the quarter ended December 31, 2005, compared to $1,913,000 for the year ago quarter. Net loss was $233,000, or $0.02 per diluted share, for the quarter ended December 31, 2005, compared to net income of $295,000, or $0.03 per diluted share, for the same quarter a year earlier.

Six Months ended December 31, 2005:
-----------------------------------
Net sales decreased by $642,000, or 21%, to $2,448,000, for the six months ended December 31, 2005, compared to $3,090,000 for the six months ended December 31, 2004. Net loss was $287,000, or $0.03 per diluted share, for the six months ended December 31, 2005, compared to net income of $111,000, or $0.01 per diluted share, for the similar six month period a year ago.

Financial Summary - Quarter ended December 31, 2005:
----------------------------------------------------
The $759,000 decrease in net sales for the quarter ended December 31, 2005 resulted from a $752,000 decrease in net sales to North American software distributors, primarily related to reduced distribution of eGames software titles to mass-merchant retailers. Contributing to the decline in sales has been the increasing number of competitors' titles vying for shelf slots within a reduced amount of retail shelf space offering PC software games at the $9.99 retail price point.

For the quarter ended December 31, 2005, the Company realized a net loss of $233,000 compared to net income of $295,000 for the similar quarter a year earlier. The decrease in profitability resulted from a $598,000 reduction in gross profit associated with the $759,000 decrease in comparative net sales combined with a 14.9% reduction in gross profit margin. The decline in gross profit margin was largely due to higher product costs per unit related to sales of holiday promotional packs, combined with increased pricing pressures on titles in certain traditional software retailers and incremental sales of last generation titles to various discount retailers. Partially offsetting the decline in gross profit were small comparative improvements in operating expenses, net interest income and income tax expense.

The following table represents the Company's net sales by distribution channel for the three and six months ended December 31, 2005 and 2004, respectively:

                             Net Sales by Distribution Channel
                             (rounded to the nearest thousand)
                             ---------------------------------

                                     Three Months Ended
                                        December 31,
                          ----------------------------------------

                                                                        Increase       %
Distribution Channel          2005        %         2004        %      (Decrease)   Change
------------------------------------------------------------------------------------------
Software Distributors     $   691,000    60%    $ 1,443,000    76%    ($ 752,000)    (52%)
Software Retailers            167,000    14%        138,000     7%        29,000      21%
Licensing                     179,000    16%        156,000     8%        23,000      15%
Internet                       70,000     6%         72,000     4%        (2,000)     (3%)
Inventory Liquidators          47,000     4%        104,000     5%       (57,000)    (55%)
------------------------------------------------------------------------------------------
Totals                    $ 1,154,000   100%    $ 1,913,000   100%    ($ 759,000)    (40%)
                          ===========   ====    ===========   ====     =========      ===



                                      Six Months Ended
                                        December 31,
                          ----------------------------------------

                                                                        Increase       %
Distribution Channel          2005        %           2004      %      (Decrease)   Change
------------------------------------------------------------------------------------------
Software Distributors     $ 1,461,000    60%    $ 2,257,000    73%    ($ 796,000)    (35%)
Software Retailers            348,000    14%        298,000    10%        50,000      17%
Licensing                     337,000    14%        249,000     8%        88,000      35%
Internet                      144,000     6%        144,000     5%         - 0 -       0%
Inventory Liquidators         158,000     6%        142,000     4%        16,000      11%
------------------------------------------------------------------------------------------
Totals                    $ 2,448,000   100%    $ 3,090,000   100%    ($ 642,000)    (21%)
                          ===========   ====    ===========   ====     =========      ===


Comments:
---------

Jerry Klein, President and CEO of eGames, commented "The second quarter of fiscal 2006 was a challenging period that represented a transitional phase for our business as we began reallocating our resources to increase our product distribution at retail. We continue our aggressive search to secure rights to higher quality gaming content from third-party software developers, which we plan to release for retail distribution at higher price points during the second half of this fiscal year. These titles include our recently announced Space Rangers 2: Rise of the Dominators, Buccaneers Bounty, and Neighbors From Hell:
On Vacation, all to be released under the newly introduced Cinemaware Marquee brand. Our recent acquisition of the Cinemaware intellectual properties, including its well recognized gaming brand, represents an important step toward improving the quality and brand recognition of our portfolio of consumer games.

Klein continued, "As we have stated previously, we realize that for eGames to grow we must expand our business beyond the value-priced PC software market and penetrate other retail gaming markets, such as higher-priced PC and other gaming platforms. These markets continue to represent greater growth and profit potential compared to the value-priced PC software market segment we have primarily focused on in the past. As we continue to implement this more aggressive business strategy, we will also search for alternative ways to increase the distribution of our software titles to the major North American retailers. To accomplish this specific objective we recently began shifting our primary North American retail distribution accounts to Take-Two Interactive, a company that we've had an excellent secondary distribution relationship with for several years. We must successfully continue to implement a more aggressive and opportunistic growth strategy in an effort to realize improved financial results during the second half of our fiscal 2006. While our financial condition remains relatively strong we are committed to executing a plan that will result in a return to profitability and positive cash flow."

                                  eGames, Inc.
                                  Balance Sheet
                                   (Unaudited)

                                                                   December 31,
ASSETS                                                                 2005
------                                                             ------------
Current assets:
   Cash and cash equivalents                                       $ 1,742,396
   Accounts receivable, net                                            824,810
   Inventory, net                                                      848,417
   Prepaid and other expenses                                          348,191
                                                                   -----------
          Total current assets                                       3,763,814

Furniture and equipment, net                                            36,804
Goodwill                                                               420,000
Intangible assets                                                       24,089
                                                                   -----------
          Total assets                                             $ 4,244,707
                                                                   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
   Accounts payable                                                $   384,419
   Accrued expenses                                                    293,909
                                                                   -----------
          Total current liabilities                                    678,328
                                                                   -----------


Stockholders' equity:
   Common stock                                                      9,179,827
   Additional paid-in capital                                        2,093,378
   Accumulated deficit                                              (7,205,409)
   Treasury stock                                                     (501,417)
                                                                   -----------
          Total stockholders' equity                                 3,566,379
                                                                   -----------
          Total liabilities and stockholders' equity               $ 4,244,707
                                                                   ===========
                                                     eGames, Inc.
                                               Statements of Operations
                                                      (Unaudited)

                                          Three Months Ended               Six Months Ended
                                              December 31,                    December 31,
                                      --------------------------      --------------------------

                                         2005           2004             2005           2004
                                      -----------    -----------      -----------    -----------
Net sales                             $ 1,154,053    $ 1,912,630      $ 2,448,064    $ 3,090,459

Cost of sales                             678,619        839,234        1,382,424      1,410,392
                                      -----------    -----------      -----------    -----------

Gross profit                              475,434      1,073,396        1,065,640      1,680,067

Operating expenses:
    Product development                   127,492        103,878          211,520        342,993
    Selling, general and
       administrative                     593,674        647,533        1,161,901      1,218,665
                                      -----------    -----------      -----------    -----------

        Total operating expenses          721,166        751,411        1,373,421      1,561,658
                                      -----------    -----------      -----------    -----------

Operating income (loss)                  (245,732)       321,985         (307,781)       118,409

Interest income, net                       12,331          1,597           20,408          2,827
                                      -----------    -----------      -----------    -----------

Income (loss) before income taxes        (233,401)       323,582         (287,373)       121,236

Provision for income taxes                  - 0 -         28,324            - 0 -         10,301
                                      -----------    -----------      -----------    -----------

Net income (loss)                    ($   233,401)   $   295,258     ($   287,373)   $   110,935
                                      ===========    ===========      ===========    ===========


Net income (loss)
per common share:
       - Basic                            ($ 0.02)        $ 0.03          ($ 0.03)        $ 0.01
                                           ======         ======           ======         ======
       - Diluted                          ($ 0.02)        $ 0.03          ($ 0.03)        $ 0.01
                                           ======         ======           ======         ======


Weighted average common shares
    outstanding - Basic                11,618,717     10,116,329       11,262,736     10,109,501

Dilutive effect of common share
    equivalents                             - 0 -        502,459            - 0 -        869,972
                                      -----------    -----------      -----------    -----------
Weighted average common shares
    outstanding - Diluted              11,618,717     10,618,788       11,262,736     10,979,473
                                      ===========    ===========      ===========    ===========

About eGames, Inc.
------------------
eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), affordably priced consumer entertainment PC software games. The Company promotes the eGames(TM) and Cinemaware(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. Additional information regarding eGames, Inc. can be found at www.egames.com and www.cinemaware.com.
eGames -- Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains certain forward-looking statements, including without limitation, statements regarding: the Company's reallocation of resources to increase product distribution at retail; the Company's strategy of searching for and securing rights to higher quality gaming content for release at retail at higher price points during the second half of fiscal 2006; the Company's intention to expand its business beyond the value-priced PC software market and into other retail gaming markets, such as higher-priced PC and other gaming platforms; the expectation that higher-priced PC and other gaming platforms represent greater growth and profit potential compared to the value-priced PC market segment; the Company's implementation of more aggressive and opportunistic growth strategies and its commitment to returning to profitability and positive cash flow; the Company's efforts to increase the distribution of its software titles to the major North American retailers; and other statements that contain the words "believes," "expects," "may," "should," or "anticipates." The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in many ways beyond the Company's control. The Company cautions readers that the risks and uncertainties that may affect the Company's future results and performance include, but are not limited to, those discussed under the heading "Factors Affecting Future Performance" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission.

CONTACT:
--------
    eGames, Inc.
    Jerry Klein, President & CEO
    (215) 750-6606 (Ext. 118)
    Tom Murphy, Vice President & CFO
    (215) 750-6606 (Ext. 113)